Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

De Lage Landen Financial Services, Inc.

1111 Old Eagle School Road

Wayne, PA 19087

Ladies and Gentlemen:

PricewaterhouseCoopers LLP (“we”, “us” or “PwC”) has performed the procedures enumerated below, which were agreed to by De Lage Landen Financial Services, Inc. (as the engaging party) and J.P. Morgan Securities LLC, BofA Securities, Inc., RBC Capital Markets, LLC, and SG Americas Securities, LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in determining the accuracy of certain attributes of certain collateral assets which may be included in the issuance of asset-backed notes by DLLST 2024-1 LLC (the “Transaction”). De Lage Landen Financial Services, Inc. (the “Company” or “Responsible Party”) is the sponsor of the Transaction and is responsible for the accuracy of the attributes of the collateral assets which may be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 150 receivables. As instructed by the Company, we randomly selected 150 receivables from the Preliminary Pool Listing (defined below) (the “Sample Receivables”).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures
DLLST 2024-1
December 21, 2023
Page 2 of 6

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the offering memorandum or other Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the offering memorandum or other Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•	The reasonableness of any of the assumptions provided by the Company; and

•

The adequacy of the sample size, as provided by the Company and accepted by the Specified Parties, nor do we draw any conclusions about the entire pool of receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

We performed the following agreed-upon procedures below. Our findings as a result of performing the procedures are reported in Exhibit I.

Data, Information, and Documents Provided

The Company provided the following data, information and documents:

A.	Excel data file, which the Company represents contains a listing of all receivables which may be transferred to DLLST 2024-1 LLC as part of the Transaction (the “Preliminary Pool Listing”).

B.

For each Sample Receivable, screenshots from Oracle Lease Management (“OLM”) or Oracle Lease and Finance Management (“OLFM”), as applicable, the Company’s receivable systems, received by us between November 27, 2023 and December 8, 2023. OLM screenshots were provided for Sample Receivable #s: 1, 3, 5-108, 110-112, 114, 116-118, 120-122, 124, 125, 127-142, 145, 148, and 150, and OLFM screenshots were provided for Sample Receivable #s: 2, 4, 109, 113, 115, 119, 123, 126, 143, 144, 146, 147, and 149 (the OLM screenshots together with the OLFM screenshots, the “Receivable Files”).

Report of Independent Accountants on Applying Agreed-Upon Procedures
DLLST 2024-1
December 21, 2023
Page 3 of 6

C.

Excel data file containing certain data fields for the Sample Receivables which the Company represents is extracted from the Company’s OLM and OLFM systems as of October 31, 2023 (the “Sample Receivables Extract File”).

D.	An Excel data file containing additional information related to the frequency and payment amount for the Sample Receivables (the “Cashflows File”).

E.	Screenshots of the lease agreement or schedules for Sample Receivable #s 107, 124 and 146 (collectively, the “Additional Screenshots”).

The data, information and documents listed above are collectively referred to as the “Data, Information, and Documents”.

Procedures Performed

A.	For each Sample Receivable, we compared the items listed below as set forth in the Sample Receivables Extract File to the respective information contained in the Receivable Files:

1.	Contract Number

2.	Obligor Name

3.	Billing State

4.	Original Term

5.	Residual Value

6.	Commencement Date

7.	Maturity Date

8.	Payment Amount

We used the following instructions provided by the Company in performing this procedure A:

•	Obligor Name: The Company instructed us to perform the comparison of Obligor Name without regard to spacing or punctuation (e.g., commas, quotes, etc.).

•	Billing State: For Sample Receivables #107, #124, and #146, the Company instructed us to compare the Sample Receivables Extract File to the information contained in the Additional Screenshots.

•

Residual Value: For Receivable Files containing OLM screenshots, the Company instructed us to use the value in the “Booked Residual” field of the respective Receivable File. For Receivable Files containing the OLFM screenshots, the Company instructed us to use, (i) for Sample Receivables with one enumerated asset, the value in the “Residual Value” field of the respective Receivable File, or (ii) for Sample Receivables with more than one enumerated asset, the sum of the values in the “Residual Value” field for the assets in the respective Receivable File.

•

Commencement Date: For Receivable Files containing OLM screenshots, the Company instructed us to use the value in the “Date Booked” field of the respective Receivable File. For Receivable Files containing the OLFM screenshots, the Company instructed us to use the value in the “Contract Book Date” field of the Receivable File.

Report of Independent Accountants on Applying Agreed-Upon Procedures
DLLST 2024-1
December 21, 2023
Page 4 of 6

•

Payment Amount: For Receivable Files containing OLM screenshots, the Company instructed us to use, (i) for Sample Receivables with a monthly Payment Frequency, the value in the “Total RENT” field of the respective Receivable File, or (ii) for Sample Receivables with a non-monthly Payment Frequency, the value in the “Amount Per Period” field of the respective Receivable File. For Receivable Files containing OLFM screenshots, the Company instructed us to use the value in the “Amount” field of the payment schedule shown when “RENT” is selected as the “Stream Type” from the “Payments” window in the respective Receivable File. In cases where the Payment Amount as set forth in the Sample Receivables Extract File did not agree with the Payment Amount in the Receivable Files, the Company instructed us to compare the Payment Amount in the Sample Receivables Extract File to the Payment Amount in the Cashflows File.

B.	For each Sample Receivable, we compared the Payment Frequency as set forth in the Sample Receivables Extract File to the information contained in the Cashflows File.

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of certain collateral assets which may be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

Report of Independent Accountants on Applying Agreed-Upon Procedures
DLLST 2024-1
December 21, 2023
Page 5 of 6

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

December 21, 2023

Report of Independent Accountants on Applying Agreed-Upon Procedures
DLLST 2024-1
December 21, 2023
Page 6 of 6

Exhibit I

No exceptions were identified.